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                                                                    Exhibit 10.6

                                                                  EXECUTION COPY

                           LOAN AND SECURITY AGREEMENT

     This Loan and Security Agreement (the "Agreement") is made as of January 29, 2003 by and between Atlantic Investors, LLC, a Delaware limited liability company ("Lender") and NaviSite, Inc. ("Borrower"), a Delaware corporation.

     WHEREAS, Borrower's subsidiary, ClearBlue Technologies Management, Inc. ("CBTM"), had entered into a Loan and Security Agreement dated as of December 27, 2002 with Unicorn Worldwide Holdings Limited ("Unicorn") and Global Unicorn Assets Holdings SARL ("Global") (the "Original Agreement");

     WHEREAS Borrower and Lender wish to enter into this Agreement, in part so that Borrower can cause CBTM to repay any outstanding indebtedness owed to Unicorn and Global under the Original Agreement and to terminate the Original Agreement, and to provide funds to Borrower for working capital;

     WHEREAS, the Borrower has requested that the Lender make certain loans and advances available to the Borrower;

     WHEREAS, the Lender has agreed to make such loans and advances to the Borrower, on the terms and conditions set forth in this Agreement; and

     WHEREAS, the Lender and the Borrower agree that if this loan can be refinanced on terms no less advantageous than those herein, the parties agree to do so as promptly as possible.

     NOW, THEREFORE, in consideration of the mutual covenants and undertakings and the terms and conditions contained herein, the parties hereto agree as follows:

     1. General Definitions When used in this Agreement, the following terms shall have the following meanings:

          "Affiliate" of any Person means (i) in the case of a natural person, a member of such person's immediate family or spouse, and (ii) in the case of an entity, any Person that, directly or indirectly, is in control of, is controlled by, or is under common control with such entity. For purposes of the latter, control of an entity shall mean the power, direct or indirect, (i) to vote fifty percent (50.0%) or more of the securities having ordinary voting power for the election of directors of such entity, or (ii) to direct or cause the direction of the management and policies of such entity whether by contract or otherwise.

          "Ancillary Agreements" means all agreements, instruments, and documents, if any, including, without limitation, mortgages, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, trust agreements whether heretofore, concurrently, or hereafter executed by or on behalf of the Borrower or delivered to the Lender, relating to this Agreement or to the transactions contemplated by this Agreement.

          "Avasta" means Avasta, Inc.

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          "Bankruptcy Code" means Title 11 of the United States Bankruptcy Code,
11 U.S.C.(S)(S)101, et seq.

          "Capital Stock" means and includes any and all (i) shares, interests, participations or other equivalents of or interest in (however designated) corporate stock, including, without limitation, convertible notes and shares of preferred or preference stock, (ii) limited liability company interests, membership interests or other equivalent interests or participations (however designated) in any limited liability company, and (iii) general limited partnership or otherwise interest or participations in any partnership, joint venture, trust or similar entity, in each case whether or not evidenced by stock certificates or similar instruments.

          "Change of Control" means (i) any transaction, event or condition as a result of which ClearBlue Atlantic, LLC (together with ClearBlue Finance, Inc. and ClearBlue Technologies, Inc.) shall own less than 51% of the outstanding Capital Stock, on a fully diluted basis, of the Borrower, or (ii) any change in the composition or number of the directors of the Borrower as of the Closing Date, such that the directors of the Borrower as of the Closing Date shall not be a majority of the directors of the Borrower after such change.

          "Closing Date" means the date hereof or such other date as may be agreed upon by the parties hereto.

          "Collateral" means and includes any and all of the Receivables.

          "Contract Rate" means an interest rate per annum equal to eight percent (8%).

          "Default Rate" means a rate equal to two percent (2.0%) per annum in excess of the Contract Rate.

          "Event of Default" shall mean the occurrence of any of the events set forth in paragraph 16 herein.

          "GAAP" means generally accepted accounting principles in the United States of America (applied on a consistent basis both as to classification of items and amounts).

          "Incipient Event of Default" means any act or event which, with the giving of notice or passage of time or both, would constitute an Event of Default.

          "Loans" means all monies advanced by the Lender to the Borrower pursuant to the terms of this Agreement.

          "Maximum Loan Amount" means the lesser of (i) US$10 million and (ii) 65% of the Receivables.

          "Minimum Loan Amount" means $2,000,000.

          "Obligations" means and includes all loans, advances, debts, liabilities, obligations, covenants and duties owing by the Borrower, but not any current or future Affiliate of Borrower, to the Lender or any Affiliate of the Lender of every kind and description (whether

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or not evidenced by any note or other instrument for the payment of money or the performance or non-performance of any act by the Borrower in connection with this Agreement or any Ancillary Agreement), direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, whether existing by operation of law or otherwise now existing or hereafter arising including, without limitation, all interest, charges or any other payments the Borrower is required to make by law or otherwise arising under or as a result of this Agreement and the Ancillary Agreements, together with all reasonable expenses and reasonable attorneys' fees chargeable to the Borrower's account or incurred by the Lender in connection with the Borrower's account whether provided for herein or in any Ancillary Agreement.

          "Person" means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

          "Receivable" means, as at any date of determination thereof, the unpaid portion of the obligation, as stated in the respective invoice, of a customer of the Borrower (on a consolidated basis), in respect of inventory sold or services rendered in the ordinary course of business, which amount has been earned by performance under the terms of the related contract and recognized as revenue on the books of the Borrower (on a consolidated basis), net of any credits, rebates or offsets owed to the customer and also net of any commissions payable to Persons other than employees of the Borrower or its Affiliates.

          "Term" means the Closing Date through February 1, 2004, subject to acceleration upon the occurrence of an Event of Default hereunder or other termination hereunder; provided, however, that with respect to the Minimum Loan Amount, "Term" means the Closing Date through August 1, 2003, subject to acceleration upon the occurrence of an Event of Default hereunder or other termination hereunder.

          "UCC" shall mean the Uniform Commercial Code as adopted in the State of Massachusetts as in effect from time to time.

     Other Terms. All other terms used in this Agreement and defined in the UCC, shall have the meaning given therein unless otherwise defined herein.

     2. Credit Advances.

          (a) Subject to the terms and conditions set forth herein and in the Ancillary Agreements, the Lender may, in its sole and absolute discretion, make credit advances (the "Credit Advances") to the Borrower from time to time during the term of this Agreement which, in the aggregate at any time outstanding, will not exceed the Maximum Loan Amount; provided, however, that the Lender shall, upon request of the Borrower, make the following Credit Advances: (i) up to the amount necessary to repay all outstanding obligations under the Original Agreement, but in no event in excess of $2,000,000, (ii) in connection with the acquisition of Avasta by the Borrower, up to $1,000,000 on the date of closing of such acquisition; and (iii) after the closing of the acquisition of Avasta by the Borrower and with at least ten (10) business days' prior notice, up to $500,000 to be used for Avasta's working capital so that Avasta can operate its business in the ordinary course.

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          (b) If the Borrower does not pay any interest, fees, costs or charges to the Lender when due, the Borrower shall thereby be deemed to have requested, and the Lender is hereby authorized at its discretion to make and charge to the Borrower's account, a Credit Advance to the Borrower as of such date in an amount equal to such unpaid interest, fees, costs or charges.

          (c) Any sums expended by the Lender due to the Borrower's failure to perform or comply with its obligations under this Agreement, shall be charged to the Borrower's account as a Credit Advance and added to the Obligations.

     3. Repayment of the Credit Advances The Borrower shall be required to repay within sixty (60) days of a written demand by the Lender the amounts in excess of the Minimum Loan Amount and within ninety (90) days of written demand by the Lender for the Minimum Loan Amount, the aggregate outstanding principal balance of the Credit Advances made by the Lender to the Borrower hereunder together with any accrued and unpaid interest, fees and charges, and all other amounts owed to the Lender under this Agreement and the Ancillary Agreements; provided however, Lender hereby agrees that it shall make no such written demand for payment (i) of the Minimum Loan Amount prior to June 1, 2003 (such that payment would be due no earlier than August 1, 2003) and (ii) amounts in excess of the Minimum Loan Amount prior to November 1, 2003 (such that payment would be due no earlier than February 1, 2004), unless (a) arrangements have been made which are reasonably acceptable to Borrower for the refinancing of amounts owing hereunder prior to such time or (b) there is an Event of Default.

     4. Procedure for Credit Advances All of the Credit Advances shall be disbursed from whatever location and by whatever means the Lender may determine, in its sole discretion, from time to time and, together with any and all other Obligations of the Borrower to the Lender, shall be charged to the Borrower's account on the Lender's books. Any and all Obligations due and owing hereunder may be charged to the Borrower's account and shall constitute Credit Advances.

     5. Interest and Fees.

          (a) Interest shall accrue on the unpaid principal balance of the Loans for each day they are outstanding at the Contract Rate.

          (b) Interest shall be (i) computed on the basis of actual days elapsed over a 360-day year, (ii) calculated by the Lender on a periodic basis and (iii) payable upon demand or, at the Lender's option, the Lender may charge the Borrower's account for said interest.

          (c) Upon the occurrence and during the continuance of an Event of Default, interest shall be payable at the Default Rate.

          (d) Notwithstanding the foregoing, in no event shall interest exceed the maximum rate permitted under any applicable law or regulation, and if any provision of this Agreement or an Ancillary Agreement is in contravention of any such law or regulation, such provision shall be deemed amended to provide for interest at said maximum rate and any excess

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amount shall either be applied, at the Lender's option, to the outstanding Loans in such order as the Lender shall determine or refunded by the Lender to the Borrower.

          (e) The Borrower shall pay principal, interest and all other amounts payable hereunder, or under any Ancillary Agreement, without any deduction whatsoever, including, but not limited to, any deduction for any set-off or counterclaim.

     6. Security Interest.

          (a) To secure the prompt payment to the Lender of the Obligations, the Borrower hereby assigns, pledges and grants to the Lender a continuing security interest in and to the Collateral, including a first lien on all unencumbered Receivables, whether now owned or existing or hereafter acquired or arising and wheresoever located, whether or not the same is subject to Article 9 of the UCC, but not including any assets of any current or future Affiliate of Borrower other than Receivables of Borrower. All of the Borrower's ledger sheets, files, records, books of account, business papers and documents relating to the Collateral shall, until delivered to or removed by the Lender, be kept by the Borrower in trust for the Lender until all Obligations have been paid in full. Each confirmatory assignment schedule or other form of assignment hereafter executed by the Borrower shall be deemed to include the foregoing grant, whether or not the same appears therein.

          (b) The Lender may, at its discretion, file one or more financing statements disclosing the Lender's security interest in the Collateral without the Borrower's signature appearing thereon or the Lender may sign on the Borrower's behalf as provided in paragraph 11 herein. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement. If any Receivable becomes evidenced by a promissory note or any other instrument for the payment of money, the Borrower will immediately deliver such instrument to the Lender appropriately endorsed.

     7. Covenants Concerning the Collateral. During the Term, the Borrower covenants that it shall:

          (a) not dispose of any of the Collateral whether by sale, lease or otherwise except for collection of the Collateral in the ordinary course of business during any fiscal year; and to the extent that the amount of the Loan exceeds the Maximum Loan Amount upon collection of the Collateral, the proceeds of such Collateral shall be remitted to the Lender in reduction of the Obligations;

          (b) not encumber, mortgage, pledge, assign or grant any security interest in any of the Collateral to anyone other than the Lender;

          (c) keep and maintain the original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Collateral, including without limitation, all original orders and invoices;

          (d) perform all other steps reasonably requested by the Lender to create and maintain in the Lender's favor a valid perfected security interest in all of the Collateral; and

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          (e) defend the Collateral against the claims and demands of all parties.

     8. Inspections At all times during normal business hours after reasonable notice to the Borrower, the Lender shall have the right to (a) visit and inspect the Borrower's properties and the Collateral, (b) inspect, audit and make extracts from the Borrower's books and records which are relevant to this Agreement, including, but not limited to, management letters prepared by independent accountants, and (c) discuss with the Borrower's principal officers, and independent accountants, the Borrower's business, assets, liabilities, financial condition, results of operations and business prospects. The Borrower will deliver to the Lender any instrument necessary for the Lender to obtain records from any service bureau maintaining records for the Borrower.

     9. Financial Information The Borrower shall provide the Lender, no later than two (2) business days following its I0-Q and 10-K filings under the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, a copy of the Borrower's financial statements that are included in such filings. In addition, as soon as available and within 15 days after the end of each month, the Borrower shall provide the Lender copies of Borrower's consolidated balance sheet as of the end of such month, and the related consolidated statements of income, shareholders' equity and cash flows for such month and for the portion of the fiscal year ended with the last day of such month.

     10. Representations, Warranties and Covenants. The Borrower represents, warrants (each of which such representations and warranties shall be deemed repeated upon the making of a request for a Credit Advance and made as of the time of each Credit Advance made hereunder), and covenants that:

          (a) The Borrower is a corporation duly organized and validly existing under the laws of the State of Delaware and duly qualified and in good standing in every other state or jurisdiction in which the nature of the Borrower's business requires such qualification;

          (b) the execution, delivery and performance of this Agreement and the Ancillary Agreements, if any, (i) have been duly authorized, (ii) are not in contravention of the Borrower's certificate of incorporation or by-laws; and
(iii) are within the Borrower's corporate powers;

          (c) this Agreement and the Ancillary Agreements, if any, executed and delivered by the Borrower are the Borrower's legal, valid and binding obligations, enforceable in accordance with their terms;

          (d) the Borrower keeps and will continue to keep all of its books and records concerning the Collateral at its executive offices located at its principal place of business in Andover, Massachusetts and will not move such books and records without giving the Lender at least thirty (30) days prior written notice;

          (e) the operation of the Borrower's business is and will continue to be in compliance in all material respects with all applicable federal, state and local laws, including, but not limited to, all applicable environmental laws and regulations;

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          (f) it will pay or discharge when due all taxes, assessments and governmental charges or levies imposed upon it;

          (g) it will not (i) create, incur, assume or suffer to exist any indebtedness (other than in the ordinary course) secured by the Collateral; (ii) declare, pay or make any dividend or distribution on any shares of the common stock or preferred stock of the Borrower or apply any of its funds, property or assets to the purchase, redemption or other retirement of any common or preferred stock of the Borrower; or (iii) make advances, loans or extensions of credit to any Person;

          (h) it will bear the full risk of loss from any loss of any nature whatsoever with respect to the Collateral. At it's own cost and expense in amounts and with carriers as is currently in place on the date of this Agreement, it shall (i) keep all its insurable properties and properties in which it has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is currently in place on the date of this Agreement; (ii) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; and (iii) maintain all such worker's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which the Borrower is engaged in business;

          (i) The Credit Advance will only be used for Borrower's working capital or in connection with Avasta in accordance with Section 2(a) above, provided, however, that on the Closing Date, the initial Credit Advance shall be used to repay all outstanding indebtedness under the Original Agreement and the Original Agreement shall be terminated as of such date and the Lender will be provided with evidence satisfactory to it, including a copy of the cancelled note; and

          (j) There is no Event of Default.

     11. Power of Attorney. The Borrower hereby appoints the Lender or any other Person whom the Lender may designate as the Borrower's attorney, with power to on or after the occurrence and continuation of an Event of Default: (i) endorse the Borrower's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into the Lender's possession;
(ii) sign the Borrower's name on any invoice relating to any Receivables; (iii) verify the validity, amount or any other matter relating to any Receivable by mail, telephone, telegraph or otherwise with account debtors; (iv) do all things necessary to carry out this Agreement, any Ancillary Agreement and all related documents; and (v) notify the post office authorities to change the address for delivery of the Borrower's mail to an address designated by the Lender, and to receive, open and dispose of all mail addressed to the Borrower that in Lender's good faith appears relevant to the Collateral and to forward the other mail to the Borrower. Lender shall provide copies of all such mail and its contents to the Borrower. The Borrower hereby ratifies and approves all acts of the attorney that are in accordance with this Section. Neither the Lender nor the attorney will be liable for any acts or omissions that are in accordance with this Section or for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as any receivable which is assigned to the Lender or in which the Lender has a security interest remains unpaid and until the Obligations have been fully satisfied.

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     12. Expenses. Each party shall pay all of its out-of-pocket costs and expenses, including, without limitation, reasonable fees and disbursements of counsel, in connection with the preparation, execution and delivery of this Agreement and the Ancillary Agreements, and in connection with the prosecution or defense of any action, contest, dispute, suit or proceeding concerning any matter in any way arising out of, related to or connected with this Agreement or any Ancillary Agreement. The Borrower shall pay the Lender's customary bank charges for all bank services performed or caused to be performed by the Lender for the Borrower at the Borrower's request or in connection with the Borrower's loan account with the Lender. All such charges together with all filing, recording and search fees, taxes and interest payable by the Borrower to the Lender shall be payable on demand and shall be secured by the Collateral. If any tax by any governmental authority is or may be imposed on or as a result of any transaction between the Borrower and the Lender, which the Lender is or may be required to withhold or pay, the Borrower agrees to indemnify and hold the Lender harmless in respect of such taxes and the Borrower will repay to the Lender the amount of any such taxes which shall be charged to the Borrower's account; and until the Borrower shall furnish the Lender with indemnity therefor (or supply the Lender with evidence satisfactory to it that due provision for the payment thereof has been made), the Lender may hold without interest any balance standing to the Borrower's credit and the Lender shall retain its security interests in any and all of the Collateral.

     13. Assignment by Lender. The Lender may assign any or all of the Obligations together with any or all of the security therefor and any transferee shall succeed to all of the Lender's rights and duties with respect thereto as set forth in this Agreement. Upon such transfer, the Lender shall be released from all responsibility for the Collateral to the extent same is assigned to and assumed by any transferee. The Lender may from time to time sell or otherwise grant participations in any of the Obligations and the holder of any such participation shall, subject to the terms of any agreement between the Lender and such holder, be entitled to the same benefits as the Lender with respect to any security for the Obligations in which such holder is a participant. The Borrower agrees that each such holder may , in lieu of the Lender, exercise any and all rights of the Lender's lien, set-off and counterclaim with respect to its participation in the Obligations as fully as though the Borrower were directly indebted to such holder in the amount of such participation.

     14. Waivers. The Borrower waives presentment and protest of any instrument and notice thereof, notice of default and all other notices to which the Borrower might otherwise be entitled.

     15. Term of Agreement. This Agreement shall continue in full force and effect until the expiration of the Term; provided, however, the Lender may terminate at any time upon an Event of Default.

     16. Events of Default. The occurrence of any of the following shall constitute an Event of Default upon which the unpaid principal amount of all Credit Advances made hereunder, together with any accrued and unpaid interest, fees and charges, and all other amounts owed to the Lender under this Agreement shall automatically become immediately due and payable, all without presentment, demand, notice, declaration, protest, or other requirements of any kind, all of which are hereby expressly waived:

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          (a) failure to make payment of any of the Obligations when required hereunder and failure to cure such payment obligation within two (2) business days of written notice from the Lender;

          (b) failure to pay any taxes when due unless such taxes are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been provided on the Borrower's books;

          (c) failure to perform under and/or committing any breach of this Agreement or any Ancillary Agreement and failure to cure such breach within five
(5) business days of written notice from the Lender or any other agreement between the Borrower and the Lender;

          (d) any representation, warranty or statement made by the Borrower hereunder, in any Ancillary Agreement, any certificate, statement or document delivered pursuant to the terms hereof, or in connection with the transactions contemplated by this Agreement should at any time be false or misleading in any material respect;

          (e) any lien created hereunder or under any Ancillary Agreement for any reason ceases to be or is not a valid and perfected lien having a first priority interest, unless solely due to the gross negligence of the Lender;

          (f) if pursuant to, or within the meaning of, the Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors, Borrower shall (i) commence a voluntary case or proceeding, (ii) consent to the entry of an order for relief against it in an involuntary case, (iii) make an assignment for the benefit of its creditors or (iv) admit in writing its inability to pay its debts as they become due;

          (g) if the Borrower shall apply for, consent to or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, assignee, trustee, examiner or liquidator of itself or of all or a substantial part of its property;

          (h) the Borrower, directly or indirectly, sells, assigns, transfers, conveys, or suffers or permits to occur any sale, assignment, transfer or conveyance of any assets of the Borrower or any interest therein (including any direct or indirect merger or consolidation of the Borrower) with any other company, except (i) as permitted herein, (ii) in the ordinary course of Borrower's business or (iii) the sale or disposition of old or obsolete equipment, individually or in the aggregate, in an amount greater than $50,000;

          (i) except for indebtedness pursuant to this Agreement or indebtedness outstanding as of the Closing Date, the Borrower or any of its subsidiaries incurs any indebtedness, individually or in the aggregate in an amount greater than $50,000, other than in the ordinary course of the Borrower's business;

          (j) a default by the Borrower in the payment, when due, of any principal of or interest on any indebtedness for money borrowed in excess of $50,000; or

          (k) Any Change of Control shall occur.

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     17. Remedies. The Lender has the right to demand repayment in full of all of the Obligations pursuant to the terms of this Agreement, including upon the occurrence of an Event of Default pursuant to paragraph 16 herein. Until all of the Obligations have been fully satisfied, the Lender shall retain its security interest in all of the Collateral. The Lender shall have, in addition to all other rights provided herein, the rights and remedies of a secured party under the UCC, and under other applicable law, all other legal and equitable rights to which the Lender may be entitled, including, without limitation, the right to take immediate possession of the Collateral, to require the Borrower to assemble the Collateral, at the Borrower's expense, and to make it available to the Lender at a place designated by the Lender that is reasonably convenient to both parties and to enter any of the premises of the Borrower or wherever the Collateral shall be located, with or without force or process of law, and to keep and store the same on said premises until sold (and if said premises be the property of the Borrower, the Borrower agrees not to charge the Lender for storage thereof). Further, the Lender may, at any time or times after an Event of Default by the Borrower, sell and deliver all of the Collateral held by or for the Lender at public or private sale for cash, upon credit or otherwise, at such prices and upon such terms as the Lender, in the Lender's sole discretion, deems advisable or the Lender may otherwise recover upon the Collateral in any commercially reasonable manner as the Lender, in its sole discretion, deems advisable. The requirement of reasonable notice shall be met if such notice is mailed postage prepaid to the Borrower at the Borrower's address as shown in the Lender's records, at least ten (10) days before the time of the event of which notice is being given. The Lender may be the purchaser at any sale, if it is public. The proceeds of sale shall be applied first to all costs and expenses of sale, including attorneys' fees, and second to the payment (in whatever order the Lender elects) of all of the Obligations. The Lender will return any excess to the Borrower and the Borrower shall remain liable to the Lender for any deficiency.

     18. Waiver; Cumulative Remedies. Failure by the Lender to exercise any right, remedy or option under this Agreement or any supplement hereto or any other agreement between the Borrower and the Lender or delay by the Lender in exercising the same, will not operate as a waiver, and no waiver by the Lender will be effective unless it is in writing and then only to the extent specifically stated. The Lender's rights and remedies under this Agreement will be cumulative and not exclusive of any other right or remedy that the Lender may have.

     19. Application of Payments. The Borrower irrevocably waives the right to direct the application of any and all payments at any time or times hereafter received by the Lender from or on the Borrower's behalf and the Borrower hereby irrevocably agrees that the Lender shall have the continuing exclusive right to apply and reapply any and all payments received at any time or times hereafter against the Borrower's Obligations hereunder in such manner as the Lender may deem advisable notwithstanding any entry by the Lender upon any of the Lender's books and records.

     20. Notices. Any notice or request hereunder may be given to the Borrower or the Lender at the respective addresses set forth below or as may hereafter be specified in a notice designated as a change of address under this paragraph. Any notice or request hereunder shall be given by registered or certified mail, return receipt requested, hand delivery, overnight mail or telecopy (confirmed by mail). Notices and requests shall be, in the case of those by hand delivery, deemed to have been given when delivered to any officer of the party to whom it is

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addressed, in the case of those by mail or overnight mail, deemed to have been given three (3) days after deposited in the mail or one (1) day after deposited with the overnight mail carrier, and, in the case of a telecopy, when confirmed.

     Notices shall be provided as follows:

          If to Lender:                       Atlantic Investors, LLC
                                              20 East 66th Street
                                              New York, NY 10021
                                              Telephone: 212-396-2383
                                              Telecopier: 212-396-2388

          If to the Borrower:                 NaviSite, Inc.
                                              400 Minuteman Road
                                              Andover, Massachusetts 01810
                                              Telephone: 978-946-7805
                                              Telecopier: 978-946-7803
                                              Attn: Chief Financial Officer

     21. Governing Law and Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE LENDER SHALL HAVE THE RIGHTS AND REMEDIES OF A SECURED PARTY UNDER APPLICABLE LAW INCLUDING, BUT NOT LIMITED TO, THE UNIFORM COMMERCIAL CODE OF NEW YORK. THE BORROWER AGREES THAT ALL ACTIONS AND PROCEEDINGS RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR ANY ANCILLARY AGREEMENT OR ANY OTHER OBLIGATIONS SHALL BE LITIGATED IN THE U.S. DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR, AT THE LENDER'S OPTION, IN ANY OTHER COURT LOCATED IN THE STATE OF NEW YORK OR ELSEWHERE AS THE LENDER MAY SELECT AND THAT SUCH COURT IS A CONVENIENT FORUM AND THE BORROWER SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURT. THE BORROWER WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS THAT SERVICE OF PROCESS UPON THE BORROWER MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE BORROWER AT THE BORROWER'S ADDRESS APPEARING ON THE LENDER'S RECORDS, AND SERVICE SO MADE SHALL BE DEEMED COMPLETED TWO (2) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED. BOTH PARTIES HERETO WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BETWEEN THE BORROWER AND THE LENDER AND THE BORROWER WAIVES THE RIGHT TO ASSERT IN ANY ACTION OR PROCEEDING INSTITUTED BY THE LENDER WITH REGARD TO THIS AGREEMENT OR ANY OF THE OBLIGATIONS ANY OFFSETS OR COUNTERCLAIMS WHICH IT MAY HAVE.

     22. Entire Understanding. This Agreement and the Ancillary Agreements contain the entire understanding between the Borrower and the Lender and any promises, representations, warranties or guarantees not herein contained shall have no force and effect unless in writing and signed by an authorized officer of the Lender and by an authorized officer of the Borrower. Neither this Agreement, the Ancillary Agreements, nor any portion or provisions thereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged.

     23. Severability. Wherever possible each provision of this Agreement or the Ancillary Agreements shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the Ancillary Agreements shall be prohibited by or invalid under applicable law such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions thereof.

     24. Captions. All captions are and shall be without substantive meaning or content of any kind whatsoever.

     25. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument.

     26. Construction. The parties acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits thereto.

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                ===============          NAVISITE, INC.
                NaviSite Inc.
                   APPROVED
                  As To Form             By: /s/ Kevin Lo
                Legal Dept. RMD              -----------------------------------
                Dated: 1-29-03           Name: Kevin Lo
                ===============          Title: CFO


                                         ATLANTIC INVESTORS, LLC

                                         By Madison Technology LLC, a Managing
                                         member


                                         By: /s/ Arthur Becker
                                             -----------------------------------
                                         Name: Arthur Becker
                                         Title: Managing Member

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